                                                                    EXHIBIT 4.13

NUMBER                                                           SHARES

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE
            RESTRICTIONS SET FORTH ON THE OPPOSITE SIDE HEREOF.

                        INTERMEDIA COMMUNICATIONS INC.

                                                            CUSIP NO.

 INCORPORATED UNDER THE LAWS OF THE          13 1/2% SERIES B REDEEMABLE
           STATE OF DELAWARE                 EXCHANGEABLE PREFERRED STOCK,
                                               par value $1.00 per share

     THE RIGHTS, PREFERENCES, RESTRICTIONS AND LIMITATIONS OF THE SERIES A REDEEMABLE EXCHANGEABLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE ARE DETERMINED BY THE CERTIFICATE OF DESIGNATION ESTABLISHING THE RIGHTS, PREFERENCES, RESTRICTIONS AND LIMITATIONS OF THIS CLASS OF STOCK, WHICH WAS APPROVED BY THE BOARD OF DIRECTORS OF THE CORPORATION AND FILED WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE. A COPY OF THE CERTIFICATE OF DESIGNATION IS AVAILABLE FROM THE CORPORATION WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST.
--------------------------------------------------------------------------------
        This
        CERTIFIES
        that

                                         CEDE & CO.

        is the owner of
--------------------------------------------------------------------------------
FULLY PAID AND NON-ASSESSABLE SHARES OF THE 13 1/2% SERIES B REDEEMABLE
 EXCHANGEABLE PREFERRED STOCK, PAR VALUE $1.00 PER SHARE, OF

                      INTERMEDIA COMMUNICATIONS INC.

transferable on the books of the corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by its duly authorized officers.

     Dated:

                                     COUNTERSIGNED AND REGISTERED:


                                     CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as TRANSFER AGENT AND REGISTRAR

 SECRETARY                           PRESIDENT


                                     AUTHORIZED AGENT

                      INTERMEDIA COMMUNICATIONS INC.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR A SECURITY IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. THE DEPOSITARY TRUST COMPANY SHALL ACT AS THE DEPOSITARY UNTIL A SUCCESSOR SHALL BE APPOINTED BY THE COMPANY AND THE TRANSFER AGENT. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM - as tenants in common                 UNIF GIFT MIN ACT - ........... Custodians ..........
TEN ENT - as tenants by the entireties                             (CUST)                 (MINOR)
JT TEN - as joint tenants with right of                           Under Uniform Gifts to Minors
survivorship and not as tenants in common                         Act..........................
                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
--------------------------------------

-------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________

________________________________________________________________________attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________

                                       X_______________________________________
                          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OF ENLARGEMENT OR ANY CHANGE WHATEVER.

      In presence of


X_____________________________________